Prospectus supplement dated March 24, 2020
to the following prospectus(es):
Soloist prospectus dated May 1, 2019
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about February 27, 2020, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Dynamic U.S. Growth Fund - Class A	Nationwide Mellon Dynamic U.S. Core Fund - Class A
PROS-2020-093
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